CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.23

Deed of Adherence

To:	Pony AI Inc.

Parties to the Series D SPA (as defined below)

From: Shenzhen ZY Venture Investment Limited Corporation

Date: February 4, 2022

Dear Sirs,

The undersigned hereby agrees and covenants with each of you pursuant to this deed of adherence (the “Deed of Adherence”) that the undersigned will abide by all the provisions of, and be entitled to all rights and obligations under, the Series D Preferred Share Purchase Agreement entered into by and among the Company and each of the parties named therein, dated as of December 23, 2021, as amended from time to time (the “Series D SPA”), as an Investor of the number and type of the Equity Securities of the Company set forth in Annex A attached hereto under the terms of the Series D SPA and a party to the Series D SPA. Capitalized terms used but not defined herein shall have the meanings set forth in the Series D SPA.

The undersigned hereby confirms that the representations and warranties contained in Section 5 of the Series D SPA (other than, with respect to Section 5.1 and Section 5.6 of the Series D SPA, the Outbound Investment Approvals to be obtained by the undersigned for the exercise of the Series D Warrant and the payment of the exercise price of the Series D Warrant pursuant to its terms) are true and correct as to the undersigned as an Investor under the Series D SPA as of the date hereof. For the purpose hereof, “Outbound Investment Approvals” shall mean the necessary filing and/or registrations, with respect to the transaction contemplated under the Transaction Documents regarding the undersigned, with the competent local branch of the Ministry of Commerce of the PRC and the competent branch of the National Development and Reform Commission of the PRC, as well as necessary registrations and filings with the competent branch of the SAFE (or a bank competent to accept or effect such filing or registration under the Laws of the PRC).

The notice information for the undersigned is as follows:

Address:	[************]
Telephone:	[************]
Email:	[************]
Attention:	Haizhuo Lin

Notwithstanding anything to the contrary contained in this Deed of Adherence or the Series D SPA, the undersigned hereby acknowledges and agrees that:

(i) the sale and issuance of Purchased Shares to the undersigned pursuant to the Series D SPA shall be made through the sale and issuance of certain Series D Warrant, which shall be substantially in the form attached hereto as Annex B, to the undersigned to purchase certain number of newly issued Series D Preferred Shares set forth opposite the undersigned’s name in Annex A attached hereto in accordance with the terms of such Series D Warrant at the Purchase Price (payable in the form of the loan as contemplated under certain loan agreement related to the undersigned) as set forth opposite the undersigned’s name in Annex A attached hereto;

(ii) at the Closing, the Company shall deliver to the undersigned the Series D Warrant applicable to the undersigned against its payment of the Purchase Price in the form of the loan as contemplated under certain loan agreement related to the undersigned; it being understood that the deliveries under Section 2.4.3(a) (delivery of updated register of member) and Section 2.4.3(b) (delivery of share certificate) of the Series D SPA are not applicable to the undersigned;

(iii) the obligations of the Company to issue and sell the relevant Series D Warrants to the undersigned at the Closing are subject to, among other conditions as set forth in the Series D SPA, the completion of the transactions contemplated by the loan agreement related to the undersigned; and

(iv) with respect to the transactions as between the Company and the undersigned only, the term of “Transaction Documents” under the Series D SPA shall include, among other things, the Series D Warrant and the loan agreement related to the undersigned.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF this Deed of Adherence is executed and delivered as a deed on the date first above written.

SIGNED, SEALED, AND DELIVERED	)
AS A DEED by	)
)
)
/s/ Haizhuo Lin	)
Name: Haizhuo Lin	)
Title: Founding Partner & CEO	)
for and on behalf of	)
Shenzhen ZY Venture Investment Limited Corporation	)
)
)
)
)
)
in the presence of:

/s/ Hongwei Yuan
Signature of Witness

Name:	Hongwei Yuan

Address:	[***]

Occupation:	Founding Partner & Chairman

[Signature Page to Deed of Adherence]

Annex A - Equity Securities to be Purchased

[***]

Annex B - Form of Series D Warrant

[separately attached]